UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2024
W. P. Carey Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland		001-13779	45-4549771
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

One Manhattan West, 395 9th Avenue, 58th Floor
New York,	New York		10001
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	WPC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of W. P. Carey Inc. (the “Company”) was held on June 13, 2024 (the “Annual Meeting”). The Company previously filed its definitive proxy statement on Schedule 14A (the “Proxy Statement”) and related materials pertaining to this meeting with the Securities and Exchange Commission on March 28, 2024. The stockholders of the Company voted on the following four proposals at the Annual Meeting, each of which is more fully described in the Proxy Statement. On the record date of March 25, 2024, 218,823,907 shares of common stock were outstanding and entitled to vote at the Annual Meeting.

Set forth below are the final voting results from the Annual Meeting.

Proposal One. The election of the ten nominees listed in the Company’s Proxy Statement and set forth below to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders.

NAME OF NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mark A. Alexander	140,669,481	2,001,303	1,415,956	35,983,547
Constantin H. Beier	140,151,281	2,518,123	1,417,336	35,983,547
Tonit M. Calaway	132,797,477	9,822,486	1,466,777	35,983,547
Peter J. Farrell	139,136,981	3,531,588	1,418,171	35,983,547
Robert J. Flanagan	141,600,323	1,068,162	1,418,255	35,983,547
Jason E. Fox	138,716,020	3,947,144	1,423,576	35,983,547
Rhonda O. Gass	141,590,317	1,097,515	1,398,908	35,983,547
Margaret G. Lewis	139,231,536	3,455,931	1,399,273	35,983,547
Christopher J. Niehaus	139,980,706	2,687,144	1,418,890	35,983,547
Elisabeth T. Stheeman	140,125,778	2,549,582	1,411,380	35,983,547

Proposal Two. The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
130,884,425	11,230,310	1,972,005	35,983,547

Proposal Three. The approval of the Company’s Amended and Restated 2017 Share Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
132,823,658	9,353,307	1,909,775	35,983,547

Proposal Four. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
172,403,204	7,064,652	602,431	0

Item 9.01 — Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

W. P. Carey Inc.

Date:	June 14, 2024	By:	/s/ Susan C. Hyde
Susan C. Hyde
Chief Administrative Officer and Corporate Secretary